SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential. For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA PACIFIC FUND, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6()i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ------------------------------------------------------------------


       4)     Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------

       5)     Total fee paid:
                              -------------------------------------------------


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)     Amount previously paid:
              ------------------------------------------------------------------

       2)     Form, Schedule or Registration Statement no.:
              ------------------------------------------------------------------


       3)     Filing Party:
              ------------------------------------------------------------------

       4)     Date Filed:
              ------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077


                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------
To Our Stockholders:



     Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on July 1, 1999, at 11:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-26th Floor, New York, New York 10004, for the following purposes:



             1. To elect three Directors.



             2. To approve a change in the Fund's investment restrictions to permit the Fund to engage in securities lending activities.


             3. To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2000.



             4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on May 21, 1999 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.



                                                        Deborah A. Docs

                                                        Secretary




Dated: May [__], 1999


--------------------------------------------------------------------------------
  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER
TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077


                                ----------------
                                 PROXY STATEMENT
                                ----------------

     This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on July 1, 1999 (the
Meeting) at 11:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-26th Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.


     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about May 28, 1999. The most recent annual report for the Fund is being mailed to stockholders together with this Proxy Statement.


     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of Directors and for Proposals 2 and 3, and if any other business is presented at the Meeting, in the best judgment of the persons named as Proxies. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.


     If sufficient votes to approve one or more of the proposed items are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.


     Approval of each of Proposal 1 (election of three directors) and Proposal 3 (ratification of independent public accountants) requires the affirmative vote of a majority of the votes cast at the Meeting. Approval of Proposal 2 (change in an investment restriction) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 ("Investment Company Act"), and as used in this proxy statement, means the affirmative vote of the lesser of (1) 67% of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.


     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power).
Because of the affirmative votes required for Proposal 2, abstentions and broker non-votes will have the same effect as votes "against" such Proposal. The Fund does not anticipate receiving any broker non-votes with respect to Proposals 1 and 3.


     The close of business on May 21, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at,
the  Meeting.  On  that  date,  the  Fund  had         shares  of  common  stock
outstanding and entitled to vote. As of May 21, 1999, there were no beneficial holders of more than 5% of the outstanding shares of the Fund. Each share will be entitled to one vote at the Meeting. The presence in person or by proxy of the holders of one-third of the shares of common stock issued and outstanding shall constitute a quorum.


     The  Investment  Manager  of  the  Fund  is  Baring Asset Management (Asia)
Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments Fund Management LLC (PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PIFM. In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Shareholder Communications Corporation as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is not expected to exceed $31,000 in fees and expenses (exclusive of postage and printing costs) and will be borne by the Fund.




                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)


     The Fund's By-Laws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.



     At the Meeting, three Class I Directors will be elected to serve for the ensuing three years, ending in 2002, or until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Chaipravat, Downey and Morrell (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class I nominees is currently a Class I Director of the Fund and has previously been elected by stockholders. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders.

     The following table sets forth certain information concerning each of the nominees and each Director of the Fund.


                        INFORMATION REGARDING DIRECTORS




                    NAME, AGE, BUSINESS EXPERIENCE                                              SHARES BENEFICIALLY
      DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS       POSITION(S) WITH FUND   OWNED AT MAY 21, 1999*
--------------------------------------------------------------------- ----------------------- -----------------------
                                                   CLASS I DIRECTORS
                                                  (TERM EXPIRING 2002)
Olarn Chaipravat (54), Formerly, President and Chief Executive               Director                  [-0-]
 Officer (October 1992 to [    ]), Director and Senior                      since 1986
 Executive Vice President (July 1990-September 1992) and Senior
 Executive Vice President (September 1987-June 1990), The Siam
 Commercial Bank, Public Company Limited, Thailand.

Michael J. Downey (55), Private Investor. Previously, Chairman               Director                 [6,974]
 (August 1990-May 1993), Chief Executive Officer and Director               since 1986
 (June 1987-May 1993) and President, Prudential Mutual Fund
 Management, Inc. (PMF) (June 1987-July 1990); Director, Pru-
 dential Securities Group, Inc. (July 1991-May 1993); President,
 Asset Management Group (July 1991-May 1993); Executive Vice
 President (May 1989-May 1993), Director (July 1985-June 1991)
 and Senior Vice President (December 1983-May 1989), Pruden-
 tial Securities Incorporated (PSI); Director, International Imaging
 Materials, Inc., The Merger Fund, Value Asset Management, Inc.
 [AND THE SIMBA FUND LIMITED].

                   NAME, AGE, BUSINESS EXPERIENCE                                              SHARES BENEFICIALLY
     DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS       POSITION(S) WITH FUND  OWNED AT MAY 21, 1999*
-------------------------------------------------------------------- ----------------------- -----------------------
John A. Morrell (71), Chairman, John Morrell & Associates Lim-              Director                   -0-
 ited; Director, Mercury International Investment Trust Ltd.,              since 1986
 Govett Oriental Trust Plc, Govett Emerging Markets Investment
 Trust Plc, Govett High Income Investment Trust Plc, Invesco
 Japan Discovery Trust Plc, Law Debenture Corporation Plc, Low-
 land Investment Company Plc, Johnson Fry Utilities Investment
 Trust Plc, Johnson Fry Second Utilities Investment Trust Plc,
 Prumerica Worldwide Investors Portfolio, Fidelity Asian Values
 Investment Trust Plc, Fidelity Japanese Values Trust Plc, Balliol
 College Accommodation 2 Plc, Balliol College Accommodation
 Plc, Beagle Nominees Limited, Caius College Accommodation
 Plc, Framlington Dual Trust Plc, Framlington Income & Capital
 Trust Plc, Girton College Accommodation Plc, Gonville College
 Accommodation Plc, Hughes Hall College Accommodation Plc,
 LDC Trust Management Ltd., Linacre College Accommodation
 Plc, Magdalen College Accommodation Plc, New College
 Accommodation Plc, St. Anthony's College Accommodation Plc,
 The Law Debenture Intermediary Corporation Plc, The Law
 Debenture Overseas Limited, The Law Debenture Trust Corpora-
 tion Plc, Trinity College Accommodation 2 Plc, Trinity College
 Accommodation Plc, Wolfson College Oxford Accommodation
 (1993) Plc, Wolfson College Oxford Accommodation Plc and
 Worcester College Accommodation Plc.  Member, Advisory
 Board to the Trustees of the Atlantic Richfield Pension Fund. Pre-
 viously, Executive Chairman, Baring International Investment Ltd.


                                                  CLASS II DIRECTORS
                                   (NOMINATED TO BE ELECTED FOR TERM EXPIRING 2000)

Robert H. Burns (69), Chairman, Robert H. Burns Holdings Limited,        Director since             [28,000]
 Hong Kong; previously, Chairman and Chief Executive Officer,                 1986
 Regent International Hotels, Limited, Hong Kong.

Douglas Tong Hsu (57), Chairman and Chief Executive Officer, Far         Director since               [-0-]
 Eastern Textile Ltd., Taiwan; Director, The Baring Taiwan Fund               1986
 Limited (since 1993).

                   NAME, AGE, BUSINESS EXPERIENCE                                              SHARES BENEFICIALLY
     DURING THE PAST FIVE YEARS AND OTHER CURRENT DIRECTORSHIPS       POSITION(S) WITH FUND  OWNED AT MAY 21, 1999*
-------------------------------------------------------------------- ----------------------- -----------------------
David G. P. Scholfield (55), Since [MAY 1998,] Managing Director,        Director since             [12,170]
 The Bank of Bermuda Limited Hong Kong Branch; Director,                      1988
 Bermuda Trust (International) Limited, Bermuda Trust (Far East)
 Limited, Bermuda Trust (Hong Kong) Limited, MIL (Far East)
 Limited, Bermuda Far East Properties Limited, and Bermuda
 Trust (Mauritius) Limited. Formerly, President of the Fund; Presi-
 dent and Director, The Greater China Fund, Inc; and Chairman,
 Baring Mutual Fund Management S.A. Director, Institutional
 Group, Baring Asset Management [(ASIA)] Limited, Baring
 Chrysalis Fund, Baring Peacock Fund, Baring Taiwan Fund and
 World Value Fund.


                                                  CLASS III DIRECTORS
                                                 (TERM EXPIRING 2001)

**David J. Brennan (41), Director, Baring Asset Management Hold-         Director since               [-0-]
  ings Limited; Managing Director, Baring Asset Management                    1990
  Limited.

**Robert F. Gunia (52), Vice President (since _______),                  Vice President              [1,200]
  Prudential Insurance Company of America; Executive Vice President        since 1988,
  and Treasurer (since December 1996), PIFM and Senior Vice President    Director since
  (since March 1987), PSI. Formerly Chief Administrative Officer         1989 and Trea-
  (July 1990-September 1996), Director (January 1989-September 1996),    surer since May
  Executive Vice President, Treasurer and Chief Financial Officer
  (June 1987-September 1996), PMF. Director of 44 investment companies in the Prudential Fund Complex (the Prudential Funds).

Don G. Hoff (63), Chairman and Chief Executive Officer, Intertec,         Chairman of                 [690]
 Inc. (since 1975); Chairman and Chief Executive Officer, The           the Board since
 Lamaur Corporation, Inc. (since 1993); Director/Trustee of 14               1995
 Prudential Funds and The Greater China Fund, Inc.                       and Director
                                                                          since 1990


-------------

 *As of May 21, 1999, the Directors and officers of the Fund as a group beneficially owned [49,034 SHARES (LESS THAN 1%)] of the outstanding shares of Common Stock of the Fund.

**Indicates  "interested"  Directors  of the Fund,  as defined in the Investment
  Company Act of 1940, as amended (the Investment Company Act). Mr. Brennan is deemed to be an "interested" Director of the Fund by reason of his affiliation with Baring Asset Management Limited. Mr. Gunia is deemed to be an "inter-ested" Director of the Fund, by reason of his affiliation with PIFM.

     The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Investment Manager or the Administrator an annual fee of US$10,000, plus US$750 for each Board or committee meeting attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors for their out-of-pocket travel expenses. For the fiscal year ended March 31, 1999, Directors' fees and expenses amounted to $96,806 and approximately $70,000, respectively. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Investment Manager or the Administrator and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other registered investment companies managed by Baring Asset Management (Asia) Limited or any of its affiliates (Fund Complex) during the Fund's fiscal year ended March 31, 1999.



                              COMPENSATION TABLE


                                                                                                          TOTAL
                                                           PENSION OR                                 COMPENSATION
                                                           RETIREMENT                                   FROM FUND
                                         AGGREGATE      BENEFITS ACCRUED     ESTIMATED ANNUAL           AND FUND
                                       COMPENSATION      AS PART OF FUND       BENEFITS UPON          COMPLEX PAID
         NAME AND POSITION               FROM FUND          EXPENSES            RETIREMENT            TO DIRECTORS
-----------------------------------   --------------   ------------------   ------------------   ----------------------
David J. Brennan**                              0            None                  N/A                         0
Robert Burns-Director                     $13,300            None                  N/A                  $13,300(1)*
Olarn Chaipravat-Director                 $13,750            None                  N/A                  $13,750(1)*
Michael J. Downey-Director                $13,750            None                  N/A                  $13,750(1)*
Robert F. Gunia**                               0            None                  N/A                          0
Don G. Hoff-Director and Chairman         $16,250            None                  N/A                  $32,250(2)*
Douglas Tong Hsu-Director                 $13,300            None                  N/A                  $13,300(1)*
John A. Morrell-Director                  $13,750            None                  N/A                  $13,750(1)*
David G. P. Scholfield**                  $12,706            None                  N/A                  $12,706(1)*


------------
 *Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

**David J. Brennan and Robert F. Gunia, who are each interested Directors, do not receive compensation from the Fund. Mr. Scholfield was an "interested" Director of the Fund by reason of his affiliation with Baring International Investment Management (Far East) Limited until May 8, 1998. He also served as President of the Fund until such date.


     There were three regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended March 31, 1999. The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of all of the Fund's non-interested Directors, namely, Messrs. Burns, Chaipravat, Downey, Hoff, Hsu, Morrell, and Scholfield. The Audit Committee met twice during the fiscal year ended March 31, 1999. The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund's non-interested Directors, namely, Messrs. Burns, Downey and Hoff. This Committee recommends to the Board persons to be nominated for election as Directors by the stockholders and selects and proposes nominees for election by the Board between Annual Meetings.

[THIS COMMITTEE WILL CONSIDER NOMINEES RECOMMENDED BY STOCKHOLDERS IN WRITING AND SUBMITTED TO THE SECRETARY OF THE FUND.] The Nominating Committee did not meet during the fiscal year ended March 31, 1999. For the fiscal year ended March 31, 1999, all Directors other than Messrs. Chaipravat and Tong Hsu attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the Audit Committee, as applicable.


     Certain of the Directors of the Fund, including the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.


     The executive  officers of the Fund,  other than as shown above, are Ronald
G. M. Watt, President, having held such office since May 8, 1998; Deborah A. Docs, Secretary, having held such office since September 1998 and Assistant Secretary from November 1989 to September 1998; Peter W. Fortner, Assistant Treasurer, having held such office since May 7, 1999; and Vasso-Athene Spanos, Assistant Secretary, having held such office since October 1997. Mr. Watt is 52 years old and is a Director of the Institutional Group of Baring Asset Management Limited; prior thereto, he was Managing Director (1993-1997) of QESST Pty Ltd Management Consultants. Ms. Docs is 41 years old and is a Vice President of PIFM (since December 1996); prior thereto she was Vice President and Associate General Counsel of PMF (January 1993-September 1996) and a Vice President and Associate General Counsel of PSI. Peter W. Fortner is 41 years old and is a Director (since December 1996) of PIFM and a Vice President (since January 1992) of Prudential Securities; prior thereto he was a Vice President (January 1991 - September 1996). Ms. Spanos is 40 years old and during the last five years has been an account manager responsible for several investment companies, including the Fund, at Baring Asset Management [(ASIA)] Limited.




                  AMENDMENT TO FUND'S INVESTMENT RESTRICTION
                          TO PERMIT SECURITIES LENDING
                                (PROPOSAL NO. 2)

     Securities lending is a strategy commonly used to enhance the returns of investment companies. The Investment Manager believes that opportunities for securities lending currently exist in a number of the Asia Pacific markets, potentially permitting the Fund to generate incremental returns to shareholders. Currently, the Fund has a fundamental investment restriction prohibiting loans except that the Fund may purchase publicly traded debt securities consistent with the Fund's investment policy and enter into repurchase agreements with a term not exceeding seven days. The Fund's Investment Manager has recommended, and the Board has approved, that a change be made to permit the Fund to lend the Fund's portfolio securities to the extent permitted by the Investment Company
Act,  subject  to  shareholder   approval.

     If this proposal is approved by shareholders, the Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. The Fund will not lend securities to the Investment Manager, PIFM or any of their affiliates, unless the Fund has applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). The Fund's loans of securities will be collateralized as required by the SEC, by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder" (unless the SEC permits affiliated persons to serve as "finders"). Whenever the Fund loans securities, it will comply with conditions established by the SEC, which conditions currently include: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. As with any lending arrangement, there are risks of delay in recovery and in some cases, loss of rights in the collateral should the borrower of the securities fail financially. There are additional risks with respect to international lending. Although the Investment Manager believes that soon after entering into the securities lending transaction most collateral will be transferred to the Fund's domestic custodian, should collateral be maintained by a foreign subcustodian, there could be additional delays in recovering such collateral. Further, should the Fund have difficulty in recovering securities that are called, the Fund may be required to buy the same securities at market price to cover its delivery obligations.

     Set forth below is the Fund's policy on lending, as proposed to be amended:

      The Fund may not make loans. This restriction does not apply to: (a) the purchase of publicly traded debt securities consistent with the Fund's investment objectives and policies (including participation interests in such securities); (b) repurchase agreements with a term not exceeding seven days; and (c) loans of the Fund's portfolio securities.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2





                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 3)


     A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending March 31, 2000. Deloitte & Touche LLP have been the Fund's independent public accountants since its inception. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying proxy vote for Deloitte & Touche LLP. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

     The Board of Directors' policy regarding engaging independent public accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent public accounting firms. The Audit Committee reviews and approves all services, substantially all of which are auditing services, provided by the independent public accountants prior to their being rendered.


  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.



                                 OTHER MATTERS



     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.



                             STOCKHOLDER PROPOSALS


     The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2000 is January 31, 2000. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement no later than April 2, 2000. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund's Advance Notice By-Law. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be either included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules or the Fund's Advance Notice By-Law, respectively, must be complied with before consideration of the proposal is required.

     At its May 1999 meeting, the Fund's Board of Directors adopted amendments to the Fund's Advance Notice By-Law. For annual meetings, written notice to the Fund's corporate secretary now must be given 90 to 120 days, rather than 60 to 90 days, before the anniversary date of the previous year's meeting. The April 2, 2000 deadline in the preceding paragraph reflects this amendment. For special stockholder meetings, stockholder proposals now must be notified to the Fund within 10 days, rather than two weeks, of the first public announcement of the meeting date. For annual meetings held earlier or later than 30 days from the anniversary date of the prior year's meeting, stockholder proposals now must be notified within 10 days, rather than two weeks, following the first public announcement of the date (or, if later, now 90, rather than 60, days before the meeting).



Dated: May   , 1999                                     Deborah A. Docs
                                                         Secretary




     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

           Proxy for the Annual Meeting of Stockholders, July 1, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned  hereby appoints Deborah A. Docs,  Robert F. Gunia and Ronald G.
M. Watt as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on May 21, 1999 at the Annual Meeting of Stockholders to be held on July 1, 1999, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE BEST JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN.


--------------------------------------------------------------------------------
           Please vote, date, and sign on reverse and return promptly using the enclosed envelope.
--------------------------------------------------------------------------------

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------- ----------

Has your address changed?

--------------------------------------------------------------------- ----------

--------------------------------------------------------------------- ----------

--------------------------------------------------------------------- ----------

(Left Column)

--------------------------------------------------------------------------------
                           THE ASIA PACIFIC FUND, INC.
--------------------------------------------------------------------------------

Please be sure to sign and date this Proxy.
                                            ------------------------------------
                                                            Date

-----------------------------                -----------------------------------
   Stockholder sign here                      Co-owner sign here


(Right Column)


--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1, 2 and 3.
--------------------------------------------------------------------------------

                                                                     For All
                                              For All     With-      Nominees
                                              Nominees    Hold        Except
1.  Election of Directors.                      [_]        [_]          [_]
    Class I (Term Expiring in 2002)

                                 Olarn Chaipravat
                                 Michael J. Downey
                                 John A. Morrell


NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


                                                For       Against     Abstain

2.  Approval of change in investment            [_]         [_]         [_]
    restriction.



                                                For       Against     Abstain

3. Ratification of the selection of             [_]         [_]         [_]
    Deloitte & Touche LLP as independent
    accountants of the Fund for the
    fiscal year ending March 31, 2000.


Mark box at right if an address  change has been  noted on the
reverse side of this card.                                              [_]


                                  record date shares: